UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported May 30, 2007)

Sea Containers Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

22 Victoria Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 441-295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 ..14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

The Company and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court on May 30, 2007, the Monthly Operating Report for April 2007, which is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1         Monthly Operating Report for April 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Laura Barlow
Name: Laura Barlow
	Title:	Chief Financial Officer
and Chief Restructuring Officer

Date: June 5, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report for April 2007.